UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): November 16, 2004


                                  ELINEAR, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


                 0-7418                                  76-0478045
                 ------                                  ----------
       (Commission  File  Number)                    (I.R.S.  Employer
                                                    Identification  No.)


      2901 West Sam Houston Parkway North, Suite E-300, Houston, TX 77043
      -------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (713) 896-0500
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act.

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION.

     On November 16, 2004, eLinear, Inc. ("eLinear"), issued a press release announcing its operations for the quarter ended September 30, 2004. A copy of this press release is attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial  Statements  of  Business  Acquired.

          Inapplicable.

     (b)  Pro  Forma  Financial  Information.

          Inapplicable.

     (c)  Exhibits

    Exhibit Number       Exhibit Description
    --------------       -------------------

    99.1 Press release dated November 16, 2004 relating to eLinear's results of operations for the quarter ended September 30, 2004.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   ELINEAR, INC.




                                   By: /s/ KEVAN CASEY
                                      ------------------------
                                       Kevan Casey,
                                       Chief Executive Officer




DATE: November 22, 2004

                                  EXHIBIT INDEX
                                  -------------

    Exhibit Number       Exhibit Description
    --------------       -------------------

    99.1 Press release dated November 16, 2004 relating to eLinear's results of operations for the quarter ended September 30, 2004.


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